UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2014

The Boston Beer Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	001-14092 (Commission File Number)	04-3284048 (IRS Employer Identification No.)

One Design Center Place, Boston, MA (Address of principal executive offices)		02210 (Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its meeting on February 11, 2014, the Compensation Committee of the Company’s Board of Directors approved payment of bonuses earned in 2013 and set the 2014 base salaries for the Company’s Chief Executive Officer, Martin F. Roper, its Chairman, C. James Koch, and other named executive officers of the Company.

Bonuses for 2013 Performance

The Committee approved the following bonuses for the Chief Executive Officer, the Chairman, and the other named executive officers of the Company, based on the Committee’s assessment of their respective achievement against the 2013 performance targets and overall performance of the Company previously set by the Committee:

Name	Title	Bonus Awarded	Percent of Potential Bonus Awarded
Martin F. Roper	President and CEO	$769,600	72.2%
C. James Koch	Chairman	$316,000	80.0%
William F. Urich	Treasurer and CFO	$199,861	98.0%
John C. Geist	Vice President of Sales	$187,500 (1)	93.8% (1)
Thomas W. Lance	Vice President of Operations	$146,040 (2)	81.6% (2)

(1) Mr. Geist achieved 81.25% (or $162,500) of his 2013 bonus potential approved by the Compensation Committee in December 2012. The Compensation Committee also awarded Mr. Geist a discretionary bonus of $25,000 in recognition of his achievements throughout the year.

(2) Mr. Lance achieved 80% (or $143,200) of his 2013 bonus potential approved by the Compensation Committee in December 2012. The Compensation Committee also deducted $7,160 due to brewery processing errors and awarded Mr. Lance a discretionary bonus of $10,000 in recognition of his achievements throughout the year.

Salaries for 2014

The Committee approved base salaries for the Chief Executive Officer, the Chairman, and the other named executive officers of the Company as follows:

Name	Title	Base Salary for 2014	Percent Increase
Martin F. Roper	President and CEO	$764,000	3.2%
C. James Koch	Chairman	$395,000	0.0%
William F. Urich	Treasurer and CFO	$428,000	4.9%
John C. Geist	Vice President of Sales	$428,000	7.0%
Thomas W. Lance	Vice President of Operations	$367,000	2.5%

Item 8.01.

Other Events.

The Board of Directors of the Company, at its February 12, 2014 meeting and acting on the recommendation of the Compensation Committee, adopted a new compensation schedule for non-management Directors, effective as of the 2014 Annual Meeting. A summary of the elements of compensation for non-management Directors is set forth below:

Applies to	Payment For	Compensation*

All Non-Management Directors	One-time Award, upon first-time election to the Board	Option for shares of Class A Common Stock valued at $115,000 as of the date of grant

All Non-Management Directors	Annual Award	Option for shares of Class A Common Stock valued at $115,000 as of the date of grant

All Non-Management Directors	Annual Retainer	$30,000

Lead Director	Annual Retainer	$10,000

Chair, Audit Committee	Annual Retainer	$15,000

Chair, Compensation Committee	Annual Retainer	$10,000

Chair, Nominating/ Governance Committee	Annual Retainer	$9,000

Members of Audit Committee (other than Chair)	Annual Retainer	$10,000

Members of Other Standing Committees (other than Chair)	Annual Retainer	$2,000

* Pro-rated if elected or appointed other than at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)

Date: February 14, 2014	/s/ William F. Urich
William F. Urich
Chief Financial Officer
(Signature)*

*Print name and title of the signing officer under his signature.

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